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INVSCO EUROPEAN SMALL COMPANY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-1540
SERIES NO.:          18

74U.  1  Number of shares outstanding (000's Omitted)
         Class A                   10,522
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                      409
         Class C                    1,709
         Class Y                    4,087

74V.  1  Net asset value per share (to nearest cent)
         Class A                  $ 12.63
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                  $ 11.95
         Class C                  $ 11.97
         Class Y                  $ 12.67

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INVESCO INTERNATIONAL SMALL COMPANY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-1540
SERIES NO.:          19

74U.  1  Number of shares outstanding (000's Omitted)
         Class A                   13,394
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                      307
         Class C                    1,684
         Class Y                    4,961
         Class R5                   4,295
         Class R6                     849

74V.  1  Net asset value per share (to nearest cent)
         Class A                  $ 20.24
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                  $ 19.40
         Class C                  $ 19.41
         Class Y                  $ 20.29
         Class R5                 $ 20.17
         Class R6                 $ 20.18

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INVESCO SMALL CAP EQUITY FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-1540
SERIES NO.:          21

74U.  1  Number of shares outstanding (000's Omitted)
         Class A                   31,257
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                      896
         Class C                    4,460
         Class R                    6,607
         Class Y                   12,043
         Class R5                  11,023
         Class R6                   5,633

74V.  1  Net asset value per share (to nearest cent)
         Class A                  $ 15.16
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                  $ 13.47
         Class C                  $ 13.47
         Class R                  $ 14.67
         Class Y                  $ 15.36
         Class R5                 $ 15.96
         Class R6                 $ 15.97

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INVESCO GLOBAL CORE EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   6/30/2013
FILE NUMBER :        811-1540
SERIES NO.:          23

74U.  1  Number of shares outstanding (000's Omitted)
         Class A                   74,182
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                    3,580
         Class C                    9,746
         Class R                       58
         Class Y                    1,165
         Class R5                      22

74V.  1  Net asset value per share (to nearest cent)
         Class A                  $ 13.56
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                  $ 13.00
         Class C                  $ 12.99
         Class R                  $ 13.54
         Class Y                  $ 13.57
         Class R5                 $ 13.72